Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
COLLABORATION AND LICENSE AGREEMENT

This Second Amendment to Second Amended and Restated Collaboration and License Agreement (“Second Amendment”) is made and entered into as of the date of the last signature below(the “Second Amendment Date”), by and between Sanofi, a company organized under the laws of France (“Sanofi”) having a place of business at 54, rue la Boétie, 75008, Paris, France, registered in the Paris Trade and Company Register under no. 395 030 844, and Regulus Therapeutics Inc., a corporation organized under the laws of the State of Delaware, USA (“Regulus”) having a place of business at 10628 Science Center Drive, Suite 225, San Diego, California 92121, USA. Sanofi and Regulus each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
Whereas, Sanofi and Regulus entered into that certain Second Amended and Restated Collaboration and License Agreement effective February 4, 2014 (as in effect prior to the First Amendment Date, the “Agreement”), pursuant to which, among other things, Regulus is responsible for all activities under each POC Program Plan (other than Sanofi Program Activities) through the Achievement of Proof of Concept (as such term is defined in the Agreement); and
Whereas, Sanofi and Regulus entered into that certain First Amendment to Second Amended and Restated Collaboration and License Agreement dated November 5, 2018 (the “First Amendment”), pursuant to which, among other things, restructured the Agreement as it pertains to the Mir21 POC Programs, Mir21 Compounds, and Mir21 Products; and
Whereas, [***] and therefore the Parties have agreed to further restructure the Agreement as it pertains to the Milestone Events and Milestone Payment and materials assigned by Regulus to Sanofi and on the terms and subject to the conditions set forth in this Second Amendment.
Now, Therefore, in consideration of the foregoing and the mutual covenants herein contained, the Parties do hereby agree as follows:
Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Agreement.
1.Transfer of Additional Mir-21 Fibrosis POC Program Specific Materials.
Concurrently with the execution of the Second Amendment, Regulus shall sell, transfer and assign or cause to be transferred and assigned to Sanofi, as set forth in this Second Amendment, such additional Mir 21 Fibrosis POC Program-Specific materials as set forth on the Amended Schedule 5.5 attached hereto. The transfer and assignment shall be memorialized in an amendment to the Material Assignment and Assumption Agreement to be entered into by the Parties concurrently with this Second Amendment. Sanofi shall pay Regulus one million US Dollars corresponding to the value of the additional Mir-21 Fibrosis POC Program-Specific materials as indicated in the Amended Schedule 5.5 (the “Transfer Price”). Regulus shall invoice Sanofi upon execution of this Second Amendment and Sanofi shall make payment of the Transfer Price within 30 days after
[***] = Certain Confidential Information Omitted

Sanofi’s confirmation and receipt of invoice therefor from Regulus, and Section 5.5 of the Agreement shall not apply to the additional Mir-21 Fibrosis POC Program-Specific materials transferred pursuant to this Second Amendment.
Amendment of Section 6.2. Section 6.2 of the Agreement shall be deleted in its entirety and replaced as follows:
6.2    Milestone Payments for Sanofi Mir21 Fibrosis POC Program. Sanofi shall give Regulus written notice of the first achievement (by Sanofi, its sublicensees or their respective Affiliates) of each of the milestone events set forth below within 10 Business Days after such achievement. After receiving such written notice of the achievement of any such milestone event, Regulus shall submit an invoice to Sanofi for the amount of the milestone payment corresponding to the applicable milestone event set forth below, and Sanofi will pay Regulus such milestone payment amount within 30 days after receipt of such invoice. Each of the milestone payments set forth below in this Paragraph 0 shall be payable only one time, and only for the first achievement of the applicable milestone event.

Milestone Event	Milestone Payment
Transfer of the additional Mir-21 Fibrosis POC Program Specific materials listed in the Amended Schedule 5.5 attached to this Second Amendment or enrollment of the [***] in the HERA Study or Other Fibrosis POC Study, whichever occurs first. Transfer shall be considered completed and Milestone Payment owed based on Sanofi’s confirmative analysis by quality control and final review of documentation to determine chain of custody. Sanofi shall complete its confirmative analysis within ten (10) days of receipt of the additional Mir-21 Fibrosis POC Program Specific material at Sanofi’s Frankfurt site (Germany) and Milestone Payment for the transfer will be paid within ten (10) days after Sanofi’s confirmation and receipt of an invoice therefor from Regulus.
$4 million
[***] in the HERA Study or Other Fibrosis POC Study, whichever occurs first	$5 million
Occurrence of [***] the HERA Study or Other Fibrosis POC Study, whichever occurs first*	$25 million

*     If this milestone event is not achieved, but [***] of the Mir-21 Product RG-012 is initiated by or on behalf of Sanofi, its sublicensees or their respective Affiliates, the milestone payment corresponding to this milestone event shall be payable to Regulus upon [***] (as defined in the Agreement) for the Mir-21 Product RG-012, notwithstanding the non-achievement of such milestone event. For clarity, if this milestone event is achieved, then the corresponding milestone event shall be payable to

    2.
[***] = Certain Confidential Information Omitted

Regulus regardless of whether or not Sanofi continues the Development of the Mir-21 Product RG-012.

3.MISCELLANEOUS.
3.1Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as of the Second Amendment Date that:
(a)it has the power and authority and the legal right to enter into this Second Amendment and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of this Second Amendment and the performance of its obligations hereunder;
(b)this Second Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity; and
(c)the execution and delivery of this Second Amendment and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (ii) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any Contract or court or administrative order by which such Party is bound.
3.2Notices. All notices and other communications to Regulus under Section 13.5 of the Agreement shall be addressed as follows:
Regulus Therapeutics Inc.
10628 Science Center Drive, Suite 225
San Diego, California 92121
USA
Attention: Chief Scientific Officer
Facsimile: +1 (858) 202-6363
With a copy to:
Attention: General Counsel
Facsimile: +1 (858) 202-6363
or to such other address as Regulus may have furnished to Sanofi in writing in accordance with Section 13.5 of the Agreement.

    3.

3.3Counterparts. This Second Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.
[Signature page follows.]

    4.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Date.

REGULUS THERAPEUTICS INC.	SANOFI
By: /s/ Joseph Hagan	By: /s/ Alban de la Sablière
Name: Joseph Hagan	Name: Alban de la Sablière
Title: President & CEO	Title: Head of Sanofi Partnering
Aug. 24, 2020	Aug. 25, 2020

    5.

SCHEDULES

Amended Schedule 5.5	Additional Mir-21 Fibrosis POC Program-Specific Materials

Amended Schedule 5.5

Additional Mir 21 Fibrosis POC Program-Specific Materials

	Quantity	Value	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*To be accepted by Sanofi “as is”
[***] = Certain Confidential Information Omitted